UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2025

SKYLINE BANKSHARES, INC.
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	333-209052 (Commission File Number)	47-5486027 (I.R.S. Employer Identification No.)

101 Jacksonville Circle Floyd, Virginia (Address of principal executive offices)	24091 (Zip Code)

Registrant’s telephone number, including area code: (540) 745-4191

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 18, 2025, the Board of Directors of Skyline Bankshares, Inc. (the “Company”) appointed Israel O’Quinn as a director of the Company and its wholly-owned subsidiary, Skyline National Bank, effective immediately.

The Board of Directors anticipates naming Mr. O’Quinn to serve on one or more committees of the Board of Directors, but at the time of filing this Form 8-K, the Board of Directors has not determined the committee(s) to which he will be named. The Company will file an amendment to this Form 8-K naming those committees once they are determined.

Mr. O’Quinn will be eligible to receive compensation for his service on the Board of Directors consistent with that provided to all non-employee directors, which is described under the caption “Director Compensation” in Item 11 of the Company’s annual report on Form 10-K for the year ended December 31, 2023, as adjusted by the Board of Directors from time to time.

There are no arrangements or understandings between Mr. O’Quinn and any other person with respect to his appointment to the Board of Directors. There have been no transactions, nor are there any currently proposed transactions, in which the Company was or is to be a participant and in which Mr. O’Quinn, or any member of his immediate family, had, or will have, a direct or indirect material interest.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 18, 2025, in connection with the foregoing events, the Board of Directors of the Company adopted an amendment to the Company’s bylaws (the “Bylaws”), effective immediately. The amendment revised Section 2.2 of the Bylaws to increase the size of the Company’s Board of Directors from fourteen (14) directors to fifteen (15) directors. A copy of the Company’s amended and restated Bylaws is attached as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On February 24, 2025, the Company issued a press release announcing Mr. O’Quinn’s appointment as a director of the Company. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

The information contained in this item is being furnished to the Securities and Exchange Commission. Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

On February 24, 2025, the Company issued a press release announcing a cash dividend of $0.25 per share.  A copy of the press release is attached as Exhibit 99.2 to this report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Skyline Bankshares, Inc.

99.1	Press release, dated February 24, 2025

99.2	Press release, dated February 24, 2025

104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKYLINE BANKSHARES, INC. (Registrant)

Date: February 24, 2025	By:	/s/ Blake M. Edwards
Blake M. Edwards
President and Chief Executive Officer